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CHRISTENSEN GROUP, Inc.
4400 E. Columbia Way
Vancouver, Washington 98661
(206) 696-0381

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                                  September 16, 1992

     Mr. Brian Cook
     BOW-FLEX OF AMERICA, INC.
     Bldg. #1
     2200 N.E. 65th Ave
     Vancouver, WA 98661

                               RE: Lease September 16, 1992
                                   Ogden Business Park

          This document shall serve as a binding agreement between the landlord "Christensen Group, Inc." and the tenant, "Bow-Flex of America, Inc." The tenant has the option to terminate the attached lease each year on its anniversary date upon 90 days written notice prior to each anniversary date, in the event the leased space becomes inadequate or tenant needs change so that the leased space is no longer suitable.


                                        /s/ D.H. Christensen
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                                        D.H. Christensen
                                        President, Christensen Group, Inc.


                                        /s/ Brian R. Cook
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                                        Brian Cook - President
                                        Bow-Flex of America, Inc.